BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED APRIL 27, 2018

TO THE PROSPECTUS DATED JANUARY 31, 2018 OF:

BLDRS ASIA 50 ADR INDEX FUND

BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND

BLDRS EMERGING MARKETS 50 ADR INDEX FUND

BLDRS EUROPE SELECT ADR INDEX FUND

(each, a “Fund” and collectively, the “Funds”)

Invesco PowerShares Capital Management LLC (the “Sponsor”) and The Bank of New York Mellon (the “Trustee”), as Sponsor and Trustee, respectively, have approved changing the name of the BLDRS Index Funds Trust to the Invesco BLDRS Index Funds Trust (the “Trust”), effective June 4, 2018. The Sponsor and the Trustee also have approved changing the name of each series of the Trust effective June 4, 2018. In addition, effective on or about June 4, 2018, the name of the Sponsor is changing from “Invesco PowerShares Capital Management LLC” to “Invesco Capital Management LLC.”

Accordingly, the following changes to the prospectus will be effective on or about June 4, 2018:

•	Each reference to the current name of a Fund is replaced with a reference to the new name of the Fund as set forth below:

CURRENT NAME	NEW NAME
BLDRS Asia 50 ADR Index Fund	Invesco BLDRS Asia 50 ADR Index Fund
BLDRS Developed Markets 100 ADR Index Fund	Invesco BLDRS Developed Markets 100 ADR Index Fund
BLDRS Emerging Markets 50 ADR Index Fund	Invesco BLDRS Emerging Markets 50 ADR Index Fund
BLDRS Europe Select ADR Index Fund	Invesco BLDRS Europe Select ADR Index Fund

•	all references to “Invesco PowerShares Capital Management LLC” are changed to “Invesco Capital Management LLC”;

•	any and all references to “Invesco PowerShares family of U.S. exchange-traded funds” are changed to “Invesco family of U.S. exchange-traded funds”;

•	references to “Invesco PowerShares” are changed to “Invesco”; and

•	all other references to “PowerShares” are changed to “Invesco.”

Effective on or about June 4, 2018, all references to www.invescopowershares.com are changing to www.invesco.com.

Please Retain This Supplement for Future Reference.

P-BLDRS-PRO-1-SUP-1